STATE OF NORTH CAROLINA
                                                         THIRD LEASE AMENDMENT
COUNTY OF MECKLENBURG                                  AND EXTENSION AGREEMENT
                                                       -----------------------

      This THIRD LEASE AMENDMENT AND EXTENSION AGREEMENT (the "Agreement"), is made effective the first day of April, 1998, by and between SPEIZMAN BROTHERS FIFTH STREET PARTNERSHIP (formerly SPEIZMAN BROTHERS PARTNERSHIP) ("Lessor") and SPEIZMAN INDUSTRIES, INC. ("Tenant").

                              STATEMENT OF PURPOSE
                              --------------------
      A. Lessor entered into a written Lease Agreement with Tenant dated December 12, 1990 (the "Lease"), pursuant to which Lessor leased to Tenant and the Tenant leased from Lessor the Leased Premises described therein which are located at 508 West Fifth Street, Charlotte, North Carolina.

      B. The parties entered into a First Lease Amendment and Extension Agreement effective April 1, 1995.

      C. The parties entered into a Second Lease Amendment and Extension Agreement effective April 1, 1996, and the parties now wish to further amend the Lease to extend the lease term and modify the rents payable thereunder.

      NOW, THEREFORE, in consideration of the Statement of Purpose (which by this reference is made a substantive part of this Lease Amendment and Extension Agreement) and other valuable consideration exchanged, the adequacy, sufficiency and delivery of which are acknowledged by the parties, Lessor and Tenant mutually agree:

      1. INCORPORATION OF STATEMENT OF PURPOSE. The parties hereto ratify and incorporate by reference the Statement of Purpose set forth above.

      2. ADDITIONAL TERM. Lessor hereby leases and demises to Tenant and Tenant hereby rents and takes from Lessor the Leased Premises for an additional term of nine months commencing at midnight on the first day of April, 1998 and ending on December 31, 1998, upon the same terms and conditions as set forth in the Lease, except as herein modified. Should Tenant wish to renew the Lease, it must give written notice to Lessor at least 90 days prior to the end of the term. If such notice is not received, the Lease will automatically renew for an additional six
(6) month period unless Tenant provides Lessor of written notice to the contrary at least 30 days prior to the end of any term.

      3. RENTAL DURING ADDITIONAL TERM. The rent amount during each year of the Additional Term will be the sum of Three Hundred Fifty-Six Thousand Twenty-Two and 86/100 Dollars ($356,022.86), payable in equal monthly installments of Twenty-Nine

Thousand Six Hundred Sixty-Eight and 57/100 Dollars ($29,668.57), payable on the first business day of each month during the term hereof, commencing on the first day of April, 1998. Lessor reserves the right to reasonably adjust the rent if such renewals are made.

      4. RATIFICATION OF LEASE. Except as herein amended and extended, the parties ratify and confirm the Lease. Further, as of the date of this Agreement, Tenant hereby certifies to Lessor that: (a) the Lease, as amended, is in full force and effect; (b) Lessor has performed all of its obligations and satisfied all of its conditions arising under the Lease; and (c) Tenant has not assigned, sublet or encumbered its interest in the Lease.

      5. BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of Lessor and the parties constituting the Tenant, jointly and severally, and their respective personal representatives, heirs, successors and permitted assigns.

      6. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties hereto, and no change, qualification or cancellation hereof shall be effective unless set forth in a writing signed by the parties hereto.

      7. NOTICES. All notices, requests, consents and other communications in connection with this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed in the United States Mail, First Class, postage prepaid and addressed as follows:

     As to Seller:      Speizman Brothers Fifth Street Partnership
                        c/o Robert S. Speizman
                        508 West 5th Street
                        P.O. Box 31215
                        Charlotte, North Carolina 28231

     As to Tenant:      Speizman Industries, Inc.
                        508 West 5th Street
                        P.O. Box 31215
                        Charlotte, North Carolina 28231

      8. SEVERABILITY. In the event that any portion of this Agreement is found to be in violation of or conflict with any federal or state law, the parties agree that the invalidity or unenforceability of such provision shall in no way render invalid or unenforceable any other part or provision hereof.

      9. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the applicable provisions of North Carolina law, and the parties hereto do further agree and stipulate that any dispute hereunder shall be brought in the court of proper jurisdiction (State or Federal) in Charlotte, Mecklenburg County, North Carolina.

      IN WITNESS WHEREOF, the Lessor and Tenant have each executed this Agreement as of the day and year set forth above.

                                    SPEIZMAN BROTHERS FIFTH STREET
                                    PARTNERSHIP


                                    /s/ ROBERT S. SPEIZMAN
                                    ----------------------                (SEAL)
                                    Robert S. Speizman, Partner

                                    /s/LAWRENCE J. SPEIZMAN
                                    ---------------------------           (SEAL)
                                    Lawrence J. Speizman, Partner


                                    SPEIZMAN INDUSTRIES, INC.


                                    /s/ROBERT S. SPEIZMAN
                                    ----------------------------          (SEAL)
                                    Robert S. Speizman, President

ATTEST:

/s/JOSEF SKLUT
--------------------------
   Secretary

[CORPORATE SEAL]

STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

     I, L.GAIL GORMLY a Notary Public in and for said County and State do hereby certify that ROBERT S. SPEIZMAN, as a General Partner of SPEIZMAN BROTHERS FIFTH STREET PARTNERSHIP, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

      Witness my hand and notarial seal, this the 9 day of MARCH , 1998.


                              /s/L. GAIL GORMLY         STATE OF NORTH CAROLINA
                              -------------------------
                              Notary Public
[SEAL]
                              My Commission Expires: 11-11-2000
                                                     -----------


STATE OF FLORIDA

COUNTY OF PALM BEACH

     I, KRISTEN T. NEE a Notary Public in and for said County and State do hereby certify that LAWRENCE J. SPEIZMAN, as a General Partner of SPEIZMAN BROTHERS FIFTH STREET PARTNERSHIP, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

      Witness my hand and notarial seal, this the 16 day of SEPTEMBER , 1998.

                                    /s/ KRISTEN T. NEE
                                    ---------------------------
                                    Notary Public
[SEAL]
                                    My Commission Expires:12-11-2001
                                                          -----------

STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG


     I,L. GAIL GORMLY, a Notary Public of the County and State aforesaid, certify that ROBERT S. SPEIZMAN personally came before me this day and acknowledged that he is the President of SPEIZMAN INDUSTRIES, INC. and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name, sealed with its corporate seal and attested by its Corporate Secretary.

      Witness my hand and official stamp or seal, this the 9 day of MARCH, 1998.


                                    /s/L. GAIL GORMLY
                                    ---------------------
                                    Notary Public
[SEAL]
                                    My Commission Expires: 11-11-2000
                                                           ----------